THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PROTECTION ADVANTAGE SELECT(r)
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MAY 29, 2013
TO PROSPECTUS DATED MAY 1, 2013



          The Lifestyle Income RiderSM, also referred to as the Guaranteed Withdrawal Benefit Rider, is not currently available for election with newly issued policies. The anticipated date of availability is on or about
June 24, 2013.